INTERSTATE TAX-EXEMPT FUND

Supplement Dated, December 21, 2004 to the
Prospectus Dated December 8, 2004

        The second sentence of the second paragraph in the section “How to Buy Shares - How Fund Shares are Priced,” which appears on page 9 of the Prospectus, is amended by deleting the sentence and replacing it with the following:

        ”The cut-off time is 5:00 p.m Eastern time for the Primary Fund and 12:00 p.m. Eastern time for the Interstate Tax-Exempt Fund.”